UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 7, 2006

                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-23702                  13-3588231
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(State or other jurisdiction     (Registration Number)          (IRS Employer
     of incorporation)                                       Identification No.)

      52-16 Barnett Avenue, Long Island City, New York             11104
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         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

On February 7, 2006, Steven Madden, Ltd. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), between the Company and Daniel M. Friedman. Pursuant to the Securities Purchase Agreement, the Company acquired all of the issued and outstanding shares of capital stock of each of Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. (together, the "DMF Companies"). On February 13, 2006, the Company filed a Current Report on Form 8-K (the "Initial 8-K") to report this acquisition. The Company stated in the Initial 8-K that the financial statements required by Item
9.01 would be filed no later than 71 days after the date that the Initial 8-K was required to be filed. The Company is hereby amending the Initial 8-K by filing certain financial information relating to the DMF Companies (see Item 9.01(c) below) as required by Rule 3-05(b) and Article 11 of Regulation S-X. The information previously reported under Items 1.01 and 2.01 of the Initial 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.


(a)      Financial Statements of Business Acquired

         Attached as Exhibit 99.1 are the audited combined financial statements of the DMF Companies for the year ended December 31, 2005.

(b)      Pro Forma Financial Statements

         Attached as Exhibit 99.2 are the unaudited pro forma condensed consolidated financial data as of December 31, 2005 and for the year then ended.

(c)      Exhibits

         99.1 Combined Financial Statements of Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. for the year ended December 31, 2005.

         99.2 Pro Forma Condensed Consolidated Financial Data as of December 31, 2005 and for the year then ended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STEVEN MADDEN, LTD.


                                           By: /s/ JAMIESON A. KARSON
                                               ---------------------------------
                                               Name:   Jamieson A. Karson
                                               Title:  Chief Executive Officer

Date:  April 24, 2006

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibits:

         99.1 Combined Financial Statements of Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. for the year ended December 31, 2005.

         99.2 Pro Forma Condensed Consolidated Financial Data as of December 31, 2005 and for the year then ended.